UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):		November 9, 2016

Goodrich Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Louisiana St., Suite 700, Houston, Texas		77002

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	713-780-9494

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant.

On November 9, 2016 (the “Dismissal Date”) Goodrich Petroleum Corporation (the “Company”) dismissed Ernst & Young LLP (“E & Y”) from serving as the Company’s independent registered public accounting firm and engaged Hein & Associates LLP (“Hein”) as its new independent registered public accounting firm. The Company’s Audit Committee unanimously approved and authorized the change, directed the process of review of candidate firms to replace E&Y and made the final decision to engage Hein.

The E&Y reports on the financial statements of the Company for the years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified, except for the 2015 report which included an explanatory paragraph that described conditions that raised substantial doubt about the Company’s ability to continue as a going concern as described in Note 1 to the financial statements. In connection with its audits of the years ended December 31, 2015 and 2014 and reviews of the Company’s financial statements through the Dismissal Date there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements.

The Company has furnished to E&Y the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is E&Y’s letter to the Securities and Exchange Commission, dated November 14, 2016, regarding these statements.

During the two most recent fiscal years and through the Dismissal Date, the Company has not consulted with Hein on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

November 14, 2016	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 14, 2016.